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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2007

                              AETHLON MEDICAL, INC.
               (Exact name of Registrant as specified in charter)


Nevada                               000-21846                  13-3632859
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

                       3030 Bunker Hill Street, Suite 4000
                           San Diego, California 92109
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (858) 459-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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FORWARD LOOKING STATEMENTS

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM  5.03        Amendments to Articles of Incorporation or Bylaws

         On March 2, 2007, Aethlon Medical, Inc. (the "Company") held an annual meeting of stockholders at the Company's executive offices for the following purposes: (1) to elect Messers. James Joyce, Frank Barry, Dr. Richard Tullis and Ed Broenniman (collectively, the "Nominated Board") to serve as directors of the Company (2) to ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, L.L.P. ("Squar Milner"), as the Company's independent auditors for the fiscal year ending March 31, 2007 and (3) to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 50,000,000 to 100,000,000. Stockholders holding an aggregate of 21,763,109 shares of common stock of the Company voted in favor of electing the Nominated Board; stockholders holding an aggregate of 21,811,789 shares of common stock of the Company voted in favor to ratify the appointment of Squar Milner as the Company's independent auditors and stockholders holding an aggregate of 8,628,045 shares of common stock of the Company voted in favor of approving the amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000. There were 12,363,691 shares represented by broker non-votes in connection with the proposal to increase the Company's number of authorized shares of the Company's common stock. The number of shares voted in favor of the three proposals was sufficient for the approval of both proposals. A Form of Certificate of Amendment to the Articles of Incorporation is filed as an exhibit to this current report on Form 8-K.

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ITEM 9.01         Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired. Not applicable.

         (b)      Pro Forma Financial Information Not applicable.

         (c)      Exhibits

                  Exh. No. Description
                  -------- -----------

                  3.1 Form of Certificate of Amendment to Articles of Incorporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 7, 2007                            AETHLON MEDICAL, INC.

                                                By: /s/ James A. Joyce
                                                    ----------------------------
                                                James A. Joyce
                                                Chief Executive Officer

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                         EXHIBITS FILED WITH THIS REPORT



Exh. No.          Description
--------          -----------

3.1               Form of Certificate of Amendment to Articles of Incorporation













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